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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) July 17, 2003
                                                          -------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      1-13936              52-1940834
         --------                     --------              ----------
(State or other Jurisdiction of       (Commission           (IRS Employer
Incorporation or Organization)        File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1    Press Release dated July 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On July 17, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BOSTONFED BANCORP, INC.



Dated: July 18, 2003                        By: /s/ John A. Simas
                                                -------------------------------
                                            Name:  John A. Simas
                                            Title: Executive Vice President,
                                                    Chief Financial Officer
                                                    and Secretary



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release dated July 17, 2003.